                        GARTMORE VARIABLE INSURANCE TRUST

                      Gartmore GVIT Developing Markets Fund

                      Supplement dated June 26, 2006 to the
                          Prospectus dated May 1, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

This supplement supercedes the supplement filed on June 16, 2006.

Effective  June 26, 2006,  Christopher  Palmer  replaced both Philip Ehrmann and
Peter  Dalgliesh  and  became  sole  portfolio  manager  of  the  Gartmore  GVIT
Developing  Markets  Fund.  As a  result  of this  change,  the  section  titled
"Portfolio Management" on page 10 has been restated in its entirety as follows:

     PORTFOLIO MANAGEMENT

     Christopher  Palmer,  CFA,  of the  Global  Emerging  Markets  team  is the portfolio  manager  of the  Fund.  He is  responsible  for  the  day-to-day management of the Fund, including selection of the Fund's investments.

     Mr. Palmer has been with GGP for 11 years and has  extensive  experience in
     Emerging Markets, Latin America, and hedge fund investments, including five years managing AlphaGen hedge funds. He previously co-managed the Fund from
     January 2003 through  February  2004.  Mr.  Palmer  graduated  from Colgate
     University  in 1986.  In 1988,  he  completed an MBA in Finance at New York
     University.  He also  manages the  Gartmore  Emerging  Markets Fund and the
     Gartmore GVIT Emerging Markets Fund.

     PS-GVDMKT-2 6/06